                                                                    Exhibit 10.6

                     REAFFIRMATION OF FORECLOSURE GUARANTY
                     -------------------------------------


     THIS REAFFIRMATION OF FORECLOSURE GUARANTY (the "Reaffirmation") is made and entered into as of September 24, 1996, by and between MOHS CORPORATION, a Delaware corporation ("Guarantor"), and NATIONAL BANK OF CANADA ("Lender").

                                R E C I T A L S
                                ---------------

     A. Lender previously made a loan in the principal amount of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000.00) (the "Original Loan") to Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., a Rhode Island limited partnership ("Borrower").

     B.   Guarantor is the general partner of Borrower.

     C. As a condition precedent to Lender making the Original Loan to Borrower, Guarantor executed and delivered that certain Foreclosure Guaranty dated as of June 12, 1988 in favor of and for the benefit of Lender (the "Guaranty"; a copy of such Guaranty is attached hereto as Exhibit A).

     D.   The Original Loan matured on June 12, 1996 and has not been repaid.
In lieu of exercising its rights and remedies with respect to Borrower's failure to repay the Original Loan when due, Lender agreed with Borrower to amend and restate the various terms, conditions, covenants and provisions of the Original Loan and its related documents. The Original Loan, as so amended and restated, is hereinafter referred to as the "Amended and Restated Loan".

     E. Lender has agreed to amend and restate the Original Loan on the condition that Guarantor duly execute and deliver this Reaffirmation in favor of and for the benefit of Lender.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and promises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Lender and Guarantor agree as follows:

     1.   Guarantor hereby reaffirms the terms and provisions of the Guaranty.

     2. Guarantor hereby covenants and agrees that, notwithstanding the amendment and restatement of the Original Loan, the Guaranty shall remain in full force and effect and guarantor's obligations thereunder shall apply to the Amended and Restated Loan to the same extent as to the Original Loan.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Reaffirmation as of the day and year first above written.


                                    MOHS CORPORATION, a Delaware corporation


                                    By: /s/ Bruce D. Wardinski
                                       ------------------------------
                                      Name: Bruce D. Wardinski
                                           --------------------------
                                      Title: Vice President
                                            -------------------------

                                    NATIONAL BANK OF CANADA


                                    By: /s/ Lori Ann Curnyn
                                       ------------------------------
                                      Name: Lori Ann Curnyn
                                           --------------------------
                                      Title: Vice President
                                            -------------------------

                                   EXHIBIT A
                                   ---------

                             FORECLOSURE GUARANTY
                             --------------------

     THIS GUARANTY, is made this 12th day of June, 1988, by MOHS CORPORATION, a Delaware corporation ("Guarantor"), to NATIONAL BANK OF CANADA (the, "Lender").

     To induce Lender to lend to Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. ("Borrower"), a Rhode Island limited partnership, the sum of $25,500,000 ("Mortgage Debt") for the finance the purchase of a Marriott Suite Hotel in Rosemont, Illinois (the "Hotel"), the undersigned Guarantor represents, warrants and covenants to Lender as follows:

     1. Guarantor unconditionally guaranties to Lender an amount up to five million dollars ($5,000,000) upon a foreclosure on the Hotel by the Lender. Such Guaranty is payable to the lender (i) only upon a foreclosure by the Lender and
(ii) only in the event the proceeds from the foreclosure were five million dollars ($5,000,000) or less. Under such circumstances, the Guarantor would pay to the Lender the difference between such proceeds and five million dollars ($5,000,000).

     2. No delay on Lender's part in exercising any right, power or privilege under this Guaranty or any other document executed by Guarantor or Borrower to Lender shall operate as a waiver of any such privilege, power or right.

     3. This Guaranty shall be interpreted, construed and enforced in accordance with the laws of the State of Illinois.

                                       GUARANTOR
                                       MOHS CORPORATION,
                                       a Delaware corporation

                                       By: /s/ [SIGNATURE APPEARS HERE]
                                           -----------------------------
                                                  Vice President
(Corporate Seal)

                                      A-1